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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  (Date of report)                  MAY 2, 2006
                  (Date of earliest event reported) MAY 1, 2006

                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-12202                    93-1120873
(State or other jurisdiction        (Commission                 (IRS Employer
    of incorporation)               File Number)             Identification No.)


                       13710 FNB PARKWAY, OMAHA, NEBRASKA
                    (Address of principal executive offices)

                                   68154-5200
                                   (Zip code)

                                 (402) 492-7300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On May 2, 2006, Northern Border Partners, L.P. issued a press release announcing financial results for the quarter ended March 31, 2006 and reiterated our business outlook for 2006. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.01   REGULATION FD DISCLOSURE.

            On May 1, 2006, Northern Border Partners issued a press release announcing the completion of the purchase of the additional 66 2/3 percent interests in Guardian Pipeline, L.L.C. A copy of the press release is furnished and attached as Exhibit 99.2 hereto and is incorporated herein by reference.

            On May 2, 2006, Northern Border Partners, L.P. issued a press release announcing financial results for the quarter ended March 31, 2006 and reiterated our business outlook for 2006. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (d) Exhibits.

                99.1 Northern Border Partners, L.P. press release dated May 2, 2006.

                99.2 Northern Border Partners, L.P. press release dated May 1, 2006.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          Northern Border Partners, L.P.

Date: May 2, 2006                     By: /s/ Jim Kneale
                                          --------------
                                          Jim Kneale
                                          Executive Vice President and Chief
                                          Financial Officer (Principal Financial
                                          Officer)


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                                  EXHIBIT INDEX

         Exhibit 99.1 Northern Border Partners, L.P. press release dated May 2, 2006.

         Exhibit 99.2 Northern Border Partners, L.P. press release dated May 1, 2006.